Exhibit 99.1

Floor & Decor Holdings, Inc. Announces Closing of Initial Public Offering

ATLANTA, May 2, 2017 Floor & Decor Holdings, Inc. (the “Company” or “Floor & Decor”) (NYSE: FND) today announced the closing of its initial public offering of 10,147,025 shares of its common stock at a public offering price of $21.00 per share, which includes the exercise in full by the underwriters of their option to purchase from the Company an additional 1,323,525 shares of common stock at the initial public offering price, less the underwriting discount.

The shares began trading on the New York Stock Exchange (NYSE) on April 27, 2017 under the symbol “FND.”

BofA Merrill Lynch, Barclays, Credit Suisse, UBS Investment Bank, Goldman, Sachs & Co., Jefferies, Piper Jaffray and Wells Fargo Securities acted as joint book-running managers for the offering.  Houlihan Lokey acted as co-manager for the offering.

A registration statement relating to these securities has been filed with, and on April 26, 2017 was declared effective by, the U.S. Securities and Exchange Commission. The offering is being made solely by means of a prospectus, copies of which may be obtained from: BofA Merrill Lynch, Attention: Prospectus Department, 200 North College Street, 3rd Floor, Charlotte, NC 28255-0001; or Barclays, Attention: Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone: (888) 603-5847, or by email at Barclaysprospectus@broadridge.com.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described above, nor shall there be any sale of such shares of common stock in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Floor & Decor Holdings, Inc.

Floor & Decor is a multi-channel specialty retailer of hard surface flooring and related accessories, offering a broad in-stock assortment of tile, wood, laminate and natural stone flooring along with decorative and installation accessories at everyday low prices.

Forward-Looking Statements

This release contains forward-looking statements. All statements other than statements of historical fact contained in this release, including statements regarding the Company’s future operating results and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “budget,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this release are only predictions. Although the Company believes that the expectations reflected in the forward-looking statements in this release are reasonable, the Company cannot guarantee future events, results, performance or achievements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements in this release, including, without limitation, those factors described in “Risk Factors,” “Special Note Regarding Forward-Looking Statements,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Business” sections and elsewhere in the Company’s registration statement on Form S-1.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The forward-looking statements contained in this release speak only as of the date hereof. New risks and uncertainties arise over time, and it is not possible for the Company to predict those events or how they may affect the Company. If a change to the events and circumstances reflected in the Company’s forward-looking statements occurs, the Company’s business, financial condition and operating results may vary materially from those expressed in the Company’s forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein after the Company distributes this release, whether as a result of any new information, future events or otherwise.

Investor Contact:

ICR

Farah Soi/Rachel Schacter

203-682-8200

InvestorRelations@flooranddecor.com

Media Contact:

ICR

Alecia Pulman/Brittany Fraser

203-682-8200

Alecia.Pulman@icrinc.com/Brittany.Fraser@icrinc.com